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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                November 16, 2000
                Date of report (Date of earliest event reported)



                              GENFINITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


   Delaware                       0-22045                       13-3525328

(State or Other            (Commission File Number)          (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)


                   124 North Belair Road, Evans, Georgia 30809
                   -------------------------------------------
                    (Address of Principal Executive Offices)



                                 (919) 960-2660
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 4.  Changes in Registrant's Certifying Accountant.
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         In October 2000 and effective immediately, Genfinity, Inc. (the
"Company"), previously Apple Homes Corp., selected the accounting firm of Tabb, Conigliaro & McGann, P.C. ("TCM") as the independent accountants for the Company for the fiscal year ending March 31, 2001 to replace the accounting firm of Gifford, Hillegass & Ingwersen, P.C. ("GHI"). The decision to change accountants was approved by the Board of Directors.

         The Company filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2000 upon GHI's completion of their audit of the Company's consolidated financial statements for the year then ended. The Form 10-K was filed on June 29, 2000.

         During the period between the change in accountants and the effectiveness of GHI's replacement ( the "Pre-Effective Period"), there were no disagreements with GHI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of GHI) would have caused GHI to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the consolidated financial statements of the Company for the fiscal year ended March 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

         During the Pre-Effective Period, the Company (or anyone on the Company's behalf) did not consult with TCM regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and neither a written report nor oral advice was provided to the Company that TCM concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

         The Company has requested GHI to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether GHI agrees with the above statements. A copy of this letter is attached to this current report on Form 8-K.

ITEM 7.  Financial Statements and Exhibits
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         (a)      Exhibits.
                  --------

         The following exhibit is filed with this report.


         Exhibit Number         Description
         --------------         -----------

              16                Letter from Gifford, Hillegass & Ingwersen, P.C.


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Genfinity Corporation

Date: November 17, 2000

                                          By /s/ Arnold W. Kwong
                                            ------------------------------------
                                          Name: Arnold W. Kwong
                                          Title: Chief Operating Officer


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                                  EXHIBIT INDEX


      Exhibit Number           Description
      --------------           -----------

            16                 Letter from Gifford, Hillegass & Ingwersen, P.C.


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